UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2019

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 NE Park Plaza Drive, Suite 100

Vancouver, WA 98684

(360) 397-6250

(Address of principal executive offices, Zip Code, and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 26, 2019, the Board of Directors of Northwest Pipe Company (the “Company”), upon the recommendation of the Compensation Committee, approved grants of performance share units (“PSUs”) and restricted stock units (“RSUs”) for the following Named Executive Officers of the Company in the amounts set forth below. Pursuant to these long-term incentive grants, each Named Executive Officer received an award of PSUs and RSUs valued at an amount equal to a specific percentage of his or her respective annual base salary, with 75 percent of each award represented by PSUs and 25 percent of each award represented by RSUs.

The PSUs awarded will vest based on the Company’s Earnings before Interest Expense, Income Taxes, Depreciation, and Amortization Margin before extraordinary or unusual items over the measurement period. The actual number of PSUs which will vest will be determined based on the performance level achieved and may be equal to, greater than, or less than the number of PSUs specified below. Two-thirds of the PSUs will vest on March 31, 2020 and one-third of the PSUs will vest on March 31, 2021. In the event a change in control of the Company (as defined in the PSU agreement) occurs at any time prior to March 31, 2021, the PSUs will be immediately vested, and the amount awarded will be based on the results obtained through the change in control date. The foregoing descriptions of the terms of the PSU awards are qualified by reference to the full text of the form of the agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

The RSUs awarded will vest in three equal installments on January 15, 2020, January 15, 2021, and January 17, 2022, based upon continued service with the Company on that date. In the event a change in control of the Company (as defined in the RSU agreement) occurs at any time prior to the last vesting date, a pro-rata number of RSUs will be calculated based on time elapsed as of the date of the change in control, and those RSUs will be immediately vested. The foregoing descriptions of the terms of the RSU awards are qualified by reference to the full text of the form of the agreement, which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Named Executive Officer	Performance Share Units	Restricted Stock Units
Scott Montross Director, President, and Chief Executive Officer	25,308	8,436
Robin Gantt Senior Vice President and Chief Financial Officer	8,442	2,814
William Smith Executive Vice President, Water Transmission Engineered Products	8,335	2,778
Aaron Wilkins Vice President of Finance and Corporate Controller	2,547	849
Miles Brittain Vice President of Operations, Water Transmission Engineered Products	3,470	1,157

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

10.1 Form of Performance Share Unit Agreement

10.2 Form of Restricted Stock Unit Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on April 1, 2019.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ Robin Gantt
Robin Gantt,
Senior Vice President, Chief Financial Officer, and Corporate Secretary